UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: September 12, 2017
 (Date of earliest event reported)

LOGITECH INTERNATIONAL S.A.
(Exact name of registrant as specified in its charter)

Commission File Number: 0-29174

Canton of Vaud, Switzerland (State or other jurisdiction of incorporation or organization)	None (I.R.S. Employer Identification No.)

Logitech International S.A. Apples, Switzerland c/o Logitech Inc. 7700 Gateway Boulevard Newark, California 94560 (Address of principal executive offices and zip code)

(510) 795-8500 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual General Meeting of Shareholders ("AGM") of the Company was held on September 12, 2017. At the meeting, shareholders voted on the following proposals and cast their votes as follows:

Proposal 1: Approval of the Annual Report, the consolidated financial statements and the statutory financial statements of Logitech International S.A. for fiscal year 2017

For	Against	Abstain	Broker Non-Votes
112,961,590	130,235	74,104	—
99.88%	0.12%	N/A	N/A

Proposal 2: Advisory vote to approve executive compensation

For	Against	Abstain	Broker Non-Votes
92,163,446	14,517,830	248,845	6,235,801
86.39%	13.61%	N/A	N/A

Proposal 3: Advisory vote on the frequency of future advisory votes on executive compensation

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
104,776,305	185,065	1,953,859	14,891	6,235,801
98.00%	0.17%	1.83%	N/A	N/A

Proposal 4: Appropriation of retained earnings and declaration of dividend

For	Against	Abstain	Broker Non-Votes
106,669,498	40,310	218,515	6,235,801
99.96%	0.04%	N/A	N/A

Proposal 5 *: Release of the Board of Directors and Executive Officers from liability for activities during fiscal year 2017

For	Against	Abstain	Broker Non-Votes	*
60,989,548	51,554,431	620,143	—
54.19%	45.81%	N/A	N/A

Proposal 6.A: Re-election of Dr. Patrick Aebischer to the Board of Directors

For	Against	Abstain	Broker Non-Votes
101,082,517	5,745,143	100,661	6,235,801
94.62%	5.38%	N/A	N/A

Proposal 6.B: Re-election of Dr. Edouard Bugnion to the Board of Directors

For	Against	Abstain	Broker Non-Votes
106,155,485	634,212	138,624	6,235,801
99.41%	0.59%	N/A	N/A

Proposal 6.C: Re-election of Mr. Bracken Darrell to the Board of Directors

For	Against	Abstain	Broker Non-Votes
98,782,737	8,049,576	96,008	6,235,801
92.47%	7.53%	N/A	N/A

Proposal 6.D: Re-election of Ms. Sally Davis to the Board of Directors

For	Against	Abstain	Broker Non-Votes
104,422,022	2,408,001	98,300	6,235,801
97.75%	2.25%	N/A	N/A

Proposal 6.E: Re-election of Mr. Guerrino De Luca to the Board of Directors

For	Against	Abstain	Broker Non-Votes
106,205,660	627,071	95,591	6,235,801
99.41%	0.59%	N/A	N/A

Proposal 6.F: Re-election of Ms. Sue Gove to the Board of Directors

For	Against	Abstain	Broker Non-Votes
106,596,448	219,890	110,984	6,235,801
99.79%	0.21%	N/A	N/A

Proposal 6.G: Re-election of Mr. Didier Hirsch to the Board of Directors

For	Against	Abstain	Broker Non-Votes
105,255,184	1,559,551	112,587	6,235,801
98.54%	1.46%	N/A	N/A

Proposal 6.H: Re-election of Dr. Neil Hunt to the Board of Directors

For	Against	Abstain	Broker Non-Votes
106,182,087	632,348	112,886	6,235,801
99.41%	0.59%	N/A	N/A

Proposal 6.I: Re-election of Mr. Dimitri Panayotopoulos to the Board of Directors

For	Against	Abstain	Broker Non-Votes
106,167,741	649,486	110,095	6,235,801
99.39%	0.61%	N/A	N/A

Proposal 6.J: Re-election of Dr. Lung Yeh to the Board of Directors

For	Against	Abstain	Broker Non-Votes
106,679,861	125,703	121,757	6,235,801
99.88%	0.12%	N/A	N/A

Proposal 6.K: Election of Ms. Wendy Becker to the Board of Directors

For	Against	Abstain	Broker Non-Votes
102,979,844	3,821,247	126,232	6,235,801
96.42%	3.58%	N/A	N/A

Proposal 6.L: Election of Ms. Neela Montgomery to the Board of Directors

For	Against	Abstain	Broker Non-Votes
102,946,621	3,866,434	114,267	6,235,801
96.38%	3.62%	N/A	N/A

Proposal 7: Election of the Chairman of the Board

For	Against	Abstain	Broker Non-Votes
105,304,266	1,497,193	125,864	6,235,801
98.60%	1.40%	N/A	N/A

Proposal 8.A: Re-election of Dr. Edouard Bugnion to the Compensation Committee

For	Against	Abstain	Broker Non-Votes
105,352,555	1,480,173	94,593	6,235,801
98.61%	1.39%	N/A	N/A

Proposal 8.B: Re-election of Ms. Sally Davis to the Compensation Committee

For	Against	Abstain	Broker Non-Votes
100,746,296	6,081,231	99,794	6,235,801
94.31%	5.69%	N/A	N/A

Proposal 8.C: Re-election of Dr. Neil Hunt to the Compensation Committee

For	Against	Abstain	Broker Non-Votes
105,951,900	860,611	114,791	6,235,801
99.19%	0.81%	N/A	N/A

Proposal 8.D: Re-election of Mr. Dimitri Panayotopoulos to the Compensation Committee

For	Against	Abstain	Broker Non-Votes
105,839,591	972,820	114,910	6,235,801
99.09%	0.91%	N/A	N/A

Proposal 9: Approval of Compensation for the Board of Directors for the 2017 to 2018 Board Year

For	Against	Abstain	Broker Non-Votes
97,154,478	8,926,131	844,191	6,235,801
91.59%	8.41%	N/A	N/A

Proposal 10: Approval of Compensation for the Group Management Team for fiscal year 2019

For	Against	Abstain	Broker Non-Votes
92,524,674	13,219,398	1,180,728	6,235,801
87.50%	12.50%	N/A	N/A

Proposal 11: Re-election of KPMG AG as Logitech’s auditors and ratification of the appointment of KPMG LLP as Logitech’s independent registered public accounting firm for fiscal year 2018

For	Against	Abstain	Broker Non-Votes
112,890,184	197,473	72,948	—
99.83%	0.17%	N/A	N/A

Proposal 12: Re-election of Ms. Béatrice Ehlers as Independent Representative

For	Against	Abstain	Broker Non-Votes
103,136,368	3,763,434	25,001	6,235,801
96.48%	3.52%	N/A	N/A

Under Swiss law, abstentions are not counted towards the calculation of the majority required for passage of the proposals.

In connection with the shareholder vote on Proposal No. 3, the Company determined that it will hold an annual advisory vote on the Company’s executive compensation, until such time as the next advisory vote is submitted to the shareholders of the Company with regard to the frequency of future advisory votes on the Company’s executive compensation, or the Board of Directors otherwise determines that a different frequency for such advisory votes is in the best interests of the shareholders of the Company.

* Proposal No. 5 was incorrectly treated as routine and broker non-votes were voted at the Company's AGM and included in these reported results.  However, if all 6,235,801 broker non-votes had not been voted at the AGM, in accordance with applicable U.S. regulations, it would not have affected the outcome of the vote on Proposal No. 5 (which passed by more than 6,235,801 votes), and Proposal No. 5 would have been approved by shareholders regardless.

Item 8.01	Other Events

With respect to the dividend approved under Proposal No. 4 described under Item 5.07 above, the Company has announced that the ex-dividend date (the first trading day without the right to receive the dividend payment) is expected to be Monday, September 25, 2017 on both the SIX Swiss Exchange and the Nasdaq Global Select Market, the record date is expected to be Tuesday, September 26, 2017, and the payment date is expected to be Wednesday, September 27, 2017. In order to be eligible to receive the dividend payment, Logitech shares must be purchased by the end of the official trading day on the SIX Swiss Exchange or the Nasdaq Global Select Market, as applicable, on September 22, 2017. Information regarding the pending dividend can be found on the Dividend page of the Logitech Investor Relations site within the Company’s corporate website.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

Logitech International S.A.

/s/ Bryan Ko

Bryan Ko
General Counsel and Corporate Secretary

September 14, 2017